UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________________

FORM 8-K
_____________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
 _____________________________________________________

Date of Report (Date of earliest event reported):  May 16, 2017

www.carlisle.com

CARLISLE COMPANIES INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	1-9278 (Commission File Number)	31-1168055 (IRS Employer Identification No.)

480-781-5000
(Registrant’s telephone number)

16430 North Scottsdale Road, Suite 400, Scottsdale, Arizona 85254
(Address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant

Following the completion of the 2016 audit, Carlisle Companies Incorporated (the "Company" or "Carlisle") decided to open the annual selection process to several other independent registered public accounting firms. The Audit Committee of the Board of Directors (the "Audit Committee") of the Company, with the assistance of management, performed an evaluation of firms to determine the Company's independent registered public accounting firm for the 2017 fiscal year. As a result of this process, on May 15, 2017, the Audit Committee approved the appointment of Deloitte & Touche LLP (“Deloitte”) as Carlisle’s independent registered public accounting firm for Carlisle’s fiscal year ending December 31, 2017 and the dismissal of Ernst & Young LLP (“EY”) from that role, each effective as of May 16, 2017.

(a)	Dismissal of independent registered public accounting firm

The Audit Committee approved the dismissal of EY as the Company's independent registered public accounting firm, effective as of May 16, 2017.
EY’s audit reports on Carlisle’s consolidated financial statements as of and for the fiscal years ended December 31, 2016 and 2015, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The audit reports of EY on the effectiveness of internal control over financial reporting as of December 31, 2016 and 2015, did not contain an adverse opinion, nor were they qualified or modified.
During the fiscal years ended December 31, 2016 and 2015, and the subsequent interim period through May 16, 2017, there were (i) no "disagreements" (as that term is described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between Carlisle and EY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to EY’s satisfaction, would have caused EY to make reference thereto in their reports, and (ii) no “reportable events” (as that term is described in Item 304(a)(1)(v) of Regulation S-K).
Carlisle provided EY with a copy of the disclosures made within this Current Report on Form 8-K and requested that EY furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosures. A copy of EY’s letter dated May 18, 2017 is filed as Exhibit 16.1 hereto.

(b)	Appointment of new independent registered public accounting firm

During the fiscal years ended December 31, 2016 and 2015, and the subsequent interim period through May 16, 2017, neither Carlisle nor anyone on its behalf consulted with Deloitte regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Carlisle’s financial statements or the effectiveness of internal control over financial reporting, and no written report or oral advice was provided to Carlisle that Deloitte concluded was an important factor considered by Carlisle in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a "disagreement" (as that term is described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a "reportable event" (as that term is described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Title

16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission dated May 18, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARLISLE COMPANIES INCORPORATED

Date:	May 19, 2017	By:	/s/ Robert M. Roche
Robert M. Roche
Vice President and Chief Financial Officer